Exhibit 99.1

SEACOAST BANKING CORPORATION OF FLORIDA ANNOUNCES MANAGEMENT APPOINTMENTS EXPANDING ITS CREDIT AND ANALYTICS FUNCTION

Hires Richard Raiford as Chief Credit Officer; Appoints David Houdeshell as Director of Credit Analytics and Policy
STUART, Fla. - August 17, 2020 (GLOBE NEWSWIRE) - Seacoast Banking Corporation of Florida (NASDAQ: SBCF) (the "Company" or "Seacoast") today announced it has hired Richard Raiford as executive vice president and chief credit officer. David Houdeshell, currently executive vice president and chief credit officer, will assume a newly created role leading the Company's growing credit analytics and policy division.

"As Seacoast continues its growth as Florida’s preeminent community bank, we will continue to expand our leadership team. We believe that Richard's previous credit experience at several large and well-respected institutions adds depth to our credit team, and should position the Company for growth while maintaining our commitment to rigorous underwriting and credit monitoring," said Chuck Shaffer, president and chief operating officer.

Shaffer added, "David has done an outstanding job as Seacoast’s steward of credit, leading our balanced growth strategy and helping develop our conservative and strict underwriting culture. In this newly created role, David will continue to refine Seacoast’s differentiated credit analytics capabilities."

Raiford most recently served as chief credit officer for East West Bank in California, where he was responsible for managing the risk exposure of a diverse mix of commercial and industrial, commercial real estate, and consumer credits. Raiford previously spent 28 years with JP Morgan Chase in a number of risk management, middle-market banking, and investment banking leadership roles. Raiford has a Bachelor of Arts degree in Asian studies from Amherst College and a Master of Arts degree in international relations from Johns Hopkins University.

David Houdeshell will now serve as executive vice president and director of credit analytics and policy. This newly created position recognizes David’s pivotal role in recent years developing and implementing Seacoast’s robust credit policy and analytics capabilities. We believe that David will bring the vigilant focus to this increasingly important function to support Seacoast’s prudent growth. Houdeshell, who has been with Seacoast since 2010, will also be responsible for leading the special assets department.

About Seacoast Banking Corporation of Florida (NASDAQ: SBCF)
Seacoast Banking Corporation of Florida is one of the largest community banks headquartered in Florida, with approximately $8.1 billion in assets and $6.7 billion in deposits as of June 30, 2020. The Company provides integrated financial services including commercial and retail banking, wealth management, and mortgage services to customers through advanced banking solutions, and 50 traditional branches of its locally branded, wholly owned subsidiary bank, Seacoast Bank. Offices stretch from Fort Lauderdale, Boca Raton, and West Palm Beach north through the Daytona Beach area, into Orlando and Central Florida and the adjacent Tampa market, and west to Okeechobee and surrounding counties. More information about the Company is available at www.SeacoastBanking.com.

Cautionary Notice Regarding Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of

1934, including, without limitation, statements about future financial and operating results, as well as statements with respect to Seacoast's leadership team and board of directors, objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and related effects on the U.S. economy. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

All statements other than statements of historical fact could be forward-looking statements. You can identify these forward-looking statements through our use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality and the adverse impact of COVID-19 (economic and otherwise); governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices, including the impact of the adoption of CECL; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities and loans; changes in borrower credit risks and payment behaviors; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect us or the banking industry; our concentration in commercial real estate loans; the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of our investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including our ability to continue to identify acquisition targets and successfully acquire desirable financial institutions; changes in technology or products that may be more difficult, costly, or less effective than anticipated; our ability to identify and address increased cybersecurity risks; inability of our risk management framework to manage risks associated with our business; dependence on key suppliers or vendors to obtain equipment or services for our business on acceptable terms; reduction in or the termination of our ability to use the mobile-based platform that is critical to our business growth strategy; the effects of war or other conflicts, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving us; our ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that our deferred tax assets could be reduced if estimates of future taxable income from our operations and tax planning strategies are less than currently estimated and sales of our capital stock could trigger a reduction in the amount of net operating loss carryforwards that we may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses.

Given the many unknowns and risks being heavily weighted to the downside, our forward-looking statements are subject to the risk that conditions will be substantially different than we are currently expecting. If efforts to contain COVID-19 are unsuccessful and restrictions on movement last into the third quarter or beyond, the recession would be much longer and much more severe. Ineffective fiscal stimulus, or an extended delay in implementing it, are also major downside risks. The deeper the recession is, and the longer it lasts, the more it will damage consumer fundamentals and sentiment. This could both prolong the recession, and/or make any recovery weaker. Similarly, the recession could damage business fundamentals. And an extended global recession due to COVID-19 would weaken the U.S. recovery. As a result, the outbreak and its consequences, including responsive measures to manage it, have had and are likely to continue to have an adverse effect, possibly materially, on our business and financial performance by adversely affecting, possibly materially, the demand and profitability of our products and services, the valuation of assets and our ability to meet the needs of our customers.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2019 and our quarterly reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, under "Special Cautionary Notice Regarding Forward-looking Statements" and "Risk Factors", and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov.

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Media Contact:
Jennifer Reissman
772-463-8947
Jennifer.Reissman@seacoastbank.com

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